UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2021

ONYX ACQUISITION CO. I
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41003	98-1584432
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 5th Avenue New York, New York	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 974-2844

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	ONYXU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	ONYX	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	ONYXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 2, 2021, the Registration Statement on Form S-1 (File No. 333-260110) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Onyx Acquisition Co. I (the “Company”) was declared effective by the U.S. Securities and Exchange Commission, and on November 2, 2021 the Company filed a registration statement on Form S-1 (File No. 333-260698) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which was effective immediately upon filing. On November 5, 2021, the Company consummated the IPO of 26,450,000 units (the “Units”), which includes the exercise of the underwriter’s option to purchase up to an additional 3,450,000 Units at the IPO price to cover over-allotments. Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), and one-third of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $26,450,000. Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	an Underwriting Agreement, dated November 2, 2021, among the Company and BTIG, LLC (“BTIG”), which contains customary representations and warranties and indemnification of the underwriter by the Company;

●	a Warrant Agreement, dated November 2, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants (as defined below); certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

●	a Private Placement Warrants Purchase Agreement, dated November 2, 2021 between the Company and Onyx Acquisition Sponsor Co. LLC (the “Sponsor”), pursuant to which the Sponsor purchased 11,040,000 private placement warrants (including 690,000 private placement warrants purchased in connection with the exercise of the underwriter’s over-allotment option), each exercisable to purchase one Class A Ordinary Share at $11.50 per share, subject to adjustment, at a price of $1.00 per warrant (the “Sponsor Private Placement Warrants”);

●	a Private Placement Warrants Purchase Agreement, dated November 2, 2021 between the Company and BTIG, pursuant to which BTIG purchased 1,150,000 private placement warrants, each exercisable to purchase one Class A Ordinary Share at $11.50 per share, subject to adjustment, at a price of $1.00 per warrant (the “BTIG Private Placement Warrants”, and together with the Sponsor Private Placement Warrants, the “Private Placement Warrants” and, the Private Placement Warrants together with the the Public Warrants, the “Warrants”);

●	an Investment Management Trust Agreement, dated November 2, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Warrants, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

●	a Registration and Shareholder Rights Agreement, dated November 2, 2021, among the Company, the Sponsor, BTIG, and certain shareholders of the Company, which provides for customary demand and piggy-back registration rights for the Sponsor and BTIG, and customary piggy-back registration rights for such other shareholders, as well as certain transfer restrictions applicable to holders of certain of the Company’s securities, and, upon and following consummation of our initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors; and

●	a Letter Agreement, dated November 4, 2021, among the Company, the Sponsor and each executive officer and director of the Company, pursuant to which the Sponsor and each executive officer and director of the Company has agreed to vote any Class A Ordinary Shares held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 12 months; to certain transfer restrictions with respect to the Company’s securities; to certain indemnification obligations of the Sponsor; and the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 12,190,000 Private Placement Warrants (including 690,000 Private Placement Warrants purchased in connection with the exercise of the underwriter’s over-allotment option) at a price of $1.00 per Private Placement Warrant, generating total proceeds of $12,190,000. The Private Placement Warrants, which were purchased by the Sponsor and BTIG, are identical to the Public Warrants, except that if held by the Sponsor or BTIG or their permitted transferees, they are, subject to certain limited exceptions, subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. Additionally, the Private Placement Warrants held by BTIG are subject to to the lock-up and registration rights limitations imposed by FINRA Rule 5110 and may not be exercised after five years from November 2, 2021. The Private Placement Warrants have been issued pursuant to, and are governed by the Warrant Agreement.

Item 5.03.	Amendments to Memorandum and Articles of Association.

On November 2, 2021 and in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement between the Company and BTIG, LLC
3.1	Amended and Restated Memorandum and Articles of Association
4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company
10.1	Private Placement Warrants Purchase Agreement between the Company and the Sponsor
10.2	Private Placement Warrants Purchase Agreement between the Company and BTIG
10.3	Investment Management Trust Account Agreement between Continental Stock Transfer & Trust Company and the Company
10.4	Registration and Shareholder Rights Agreement among the Company, the Sponsor and certain other shareholders named therein
10.5	Letter Agreement among the Company, the Sponsor and the Company’s officers and directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2021	ONYX ACQUISITION CO. I

	By:	/s/ Michael Stern
	Name:	Michael Stern
	Title:	Director, Chairman and Chief Executive Officer

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